UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K
CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   July 19, 2004

Peoples Bancorp of North Carolina, Inc.
         (Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-27205	56-2132396
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

518 West C Street
Newton, North Carolina	28658
(Address of Principal Executive Offices)	(Zip Code)

(828) 464-5620
(Registrant's Telephone Number, Including Area Code)

Peoples Bancorp of North Carolina, Inc.

INDEX

Page
Item 7 – Financial Statements and Exhibits                                                                                                                              3

Item 12 – Results of Operations and Financial Condition                                                                                                     3

Signatures                                                                                                                                                                                     4

Exhibit (99)(a) Press Release dated July 19, 2004                                                                                                                    5

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Item 7. Financial Statements and Exhibits

(c)   Exhibits

(99)(a)    Press Release, dated July 19, 2004

Item 12. Results of Operations and Financial Condition

On July 19, 2004, Peoples Bancorp of North Carolina, Inc. issued a press release announcing second quarter 2004 earnings.

A copy of the press release is attached hereto as Exhibit (99)(a) and is incorporated by reference herein.

Disclosure about forward-looking statements

This Form 8-K contains forward-looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management’s business strategy, national, regional, and local market conditions and legislative and regulatory conditions.

Readers should not place undue reliance on forward-looking statements, which reflect management’s view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances. Readers should also carefully review the risk factors described in other documents the Company files from time to time with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       PEOPLES BANCORP OF NORTH CAROLINA, INC.

Date: July 22, 2004                                                                                                      By: /s/ A. Joseph Lampron
                                                                                                                                      A. Joseph Lampron
                                                                                                                                      Executive Vice President and Chief Financial Officer

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